1940 Act File No. 811-22417

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☒	Preliminary proxy statement.
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material pursuant to Section 240.14a-12

DESTRA INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule-0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Destra Investment Trust

One North Wacker, 48th Floor

Chicago, Illinois 60606

Important Information for Fund Shareholders

___________, 2017

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Focused Equity Fund

Destra Wolverine Alternative Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

While we encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals in the Questions & Answers (“Q&A”) below. The Q&A contains limited information. It should be read in conjunction with, and is qualified by reference to, the more detailed information contained elsewhere in the Joint Proxy Statement.

Questions and Answers:

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are being asked to vote on several important matters affecting your Fund:

(1) Approval of a New Investment Management Agreement for your Fund.

Destra Capital Advisors LLC (“Destra” or the “Adviser”) serves as your Fund’s investment adviser. On July 21, 2017, Continuum Funds Holdings, LLC (“Continuum”) agreed to acquire approximately 79% of Destra Capital Management LLC, the parent company of Destra (the “Transaction”). Upon the closing of the Transaction (the “Closing”), the current investment management agreement under which Destra serves as investment adviser to your Fund will automatically terminate. In order to permit Destra to continue to serve as investment adviser to your Fund once the Closing occurs, securities laws require your Fund’s shareholders to approve a new investment management agreement. The Closing is contingent upon, among other things, the approval of the Funds’ new investment management agreement by shareholders, which means that the Closing will not occur unless shareholders of each Fund approve its new investment management agreement.

(2) Approval of New Investment Sub-Advisory Agreement for your Fund.

Destra has retained a sub-adviser to manage the assets of your Fund. The sub-adviser to each Fund is identified in the enclosed Joint Proxy Statement. Upon the Closing, the current investment sub-advisory agreements under which the sub-advisers serve the Funds will automatically terminate. In order to permit your Fund’s sub-adviser to continue to serve as sub-adviser to your Fund once the Closing occurs, securities laws require your Fund’s shareholders to approve a new investment sub-advisory agreement. The Closing is contingent upon, among other things, the approval of each Fund’s new investment sub-advisory agreement by shareholders, which means that the Closing will not occur unless shareholders of each Fund approve its new investment sub-advisory agreement.

(3) Approval of New Investment Management and Sub-Advisory Agreements for Destra Wolverine Asset Subsidiary of Destra Wolverine Alternative Opportunities Fund.

To meet its investment objective, Destra Wolverine Alternative Opportunities Fund makes investments, in part, through Destra Wolverine Asset Subsidiary (the “Subsidiary”), a wholly owned subsidiary organized under the laws of the Cayman Islands. Destra is the investment adviser to the Subsidiary pursuant to an investment management agreement with the Subsidiary and has retained a sub-adviser to manage the assets of the Subsidiary pursuant to an investment sub-advisory agreement. To permit Destra to continue to serve as investment adviser, and to permit the sub-adviser to continue to serve as sub-adviser, to the Subsidiary once the Closing occurs, the shareholders of Destra Wolverine Alternative Opportunities Fund are required to approve a new investment management agreement and investment sub-advisory agreement. The Closing is contingent upon, among other things, the approval of the new investment management agreement and investment sub-advisory agreement for the Subsidiary by shareholders of Destra Wolverine Alternative Opportunities Fund, which means that the Closing will not occur unless shareholders of such Fund approve the new investment management agreement and investment sub-advisory agreement for the Subsidiary.

(4) Election of a Trustee to the Board.

You are also being requested to vote on a proposal to elect a new “Independent Trustee” (i.e., a Trustee who is not an “interested person” of the Funds or of the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)) to serve on the Board and replace James Bernard Glavin, an Independent Trustee who is expected to resign effective upon the election of the new Trustee, as described in Proposal 4.

(5) Approval of a “Manager of Managers” Arrangement for Destra Focused Equity Fund.

Shareholders of Destra Focused Equity Fund are being requested to approve the implementation of a “manager of managers” arrangement that will permit the Adviser, subject to prior approval by the Board of Trustees (the “Board”), including a majority of the Independent Trustees (as defined below), of Destra Investment Trust (the “Trust”), to enter into and materially amend agreements with certain wholly owned and non-affiliated sub-advisers without obtaining further approval of the Fund’s shareholders. The use of a manager of managers arrangement is subject to the SEC issuing an exemptive order, which the Trust and the Advisor previously received. However, the ability of the Adviser to use the manager of managers arrangement with respect to Destra Focused Equity Fund is subject to the shareholders’ approval of such arrangement.

Your Fund’s Board, including the Independent Trustees, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or to obtain the vote on each issue. Your immediate response will prevent the inconvenience of further solicitations for a shareholder vote.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.	Your Fund investment will not change as a result of Destra’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Destra and your Fund’s sub-adviser will continue to manage your Fund according to the same objectives and policies as before, and it is not anticipated that there will be any significant changes to your Fund’s operations.

Q.	Will there be any important differences between my Fund’s new investment management agreement and sub-advisory agreement and the current agreements?

A.	No. The terms of the new and current agreements are substantially identical for your Fund and the Subsidiary. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or sub-advisory agreement?

A.	Completion of the Transaction is contingent upon, among other things, approval of Proposals 1, 2 and 3, as set forth above, by shareholders of each applicable Fund. If the Closing does not occur, the current investment management agreement and sub-advisory agreements will not automatically terminate and, therefore, it will not be necessary to enter into new agreements. The proposal to elect a Trustee and the proposal to approve the “manager of managers” arrangement, however, are not contingent on the completion of the Transaction or the approval of the new investment management agreement and the new sub-advisory agreements.

Q.	What is a “manager of managers” arrangement?

A.	Under the provisions of the 1940 Act, the appointment of a sub-adviser or an amendment to a sub-advisory agreement requires a shareholder vote. An advisory structure commonly referred to as a “manager of managers” arrangement permits a fund’s investment adviser to enter into or amend sub-advisory agreements with sub-advisers without shareholder approval. The use of a manager of managers arrangement is subject to the SEC issuing an exemptive order, which the Trust and the Adviser previously have received. However, the ability of the Adviser to use the manager of managers arrangement with respect to Destra Focused Equity Fund is subject to the shareholders’ approval of such arrangement.

Q.	What is the purpose of a “manager of managers” arrangement?

A.	The arrangement would provide flexibility for the Adviser, on behalf of Destra Focused Equity Fund, to enter into or materially amend agreements with sub-advisers without first obtaining shareholder approval. This flexibility may result in cost savings, from avoiding the expenses of solicitation and other costs associated with seeking shareholder approval. Shareholders will receive an information statement about the sub-adviser and sub-advisory agreement or a notice providing a summary of relevant information and instructions on how to access the information statement on the Internet.

Q.	How does the Board recommend that I vote on the proposals?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR each proposal applicable to your Fund.

Q.	Whom do I call if I have questions?

A.	If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Okapi Partners, your Fund’s proxy solicitor, at (855) 305-0857.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Continuum or its affiliates will bear all costs and expenses associated with the preparation, printing and mailing of the Joint Proxy Statement, the solicitation of proxy votes and holding the meetings.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number found on your proxy card or by going to the Internet site found on your proxy card.

Q.	Will anyone contact me?

A.	You may receive a call from Okapi Partners, the proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

One North Wacker, 48th Floor

Chicago, Illinois 60606

Notice of Joint Special Meeting
of Shareholders
to Be Held on [October 19], 2017

Destra Investment Trust

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Focused Equity Fund

Destra Wolverine Alternative Opportunities Fund

[September 5], 2017

To the Shareholders of the above Funds:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of Destra Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of each series of the Trust (as identified above and on Appendix A to the enclosed Joint Proxy Statement, each a “Fund,” and collectively, the “Funds”), will be held in the offices of Destra Capital Advisors LLC, One North Wacker Drive, 48th Floor, Chicago, Illinois 60606, on [Thursday, October 19], 2017, at 10 a.m., Central time, for the following purposes:

• Proposal 1:	To approve a new investment management agreement between the Trust and Destra Capital Advisors LLC (“Destra”), each Fund’s investment adviser, applicable to each series of the Trust.

• Proposal 2:	To approve a new investment sub-advisory agreement as follows:

a.	To approve a new investment sub-advisory agreement among Destra, Flaherty & Crumrine Incorporated and the Trust, on behalf of Destra Flaherty & Crumrine Preferred and Income Fund;

b.	To approve a new investment sub-advisory agreement among Destra, WestEnd Advisors, LLC and the Trust, on behalf of Destra Focused Equity Fund; and

c.	To approve a new investment sub-advisory agreement among Destra, Wolverine Asset Management, LLC and the Trust, on behalf of Destra Wolverine Alternative Opportunities Fund.

• Proposal 3:	To approve the following agreements on behalf of the Destra Wolverine Alternative Opportunities Fund:

a.	To approve a new investment management agreement between the Destra Wolverine Asset Subsidiary and Destra; and

b.	To approve a new investment sub-advisory agreement among Destra Wolverine Asset Subsidiary, Destra and Wolverine Asset Management, LLC.

• Proposal 4:	To elect one (1) Trustee to the Board.

• Proposal 5:	To approve a “manager of managers” structure for Destra Focused Equity Fund.

To transact such other business as may properly come before the Meeting.

Please see the table contained on page [1] of the enclosed Joint Proxy Statement, which indicates which proposals shareholders of each Fund are being asked to approve.

Shareholders of record at the close of business on August 28, 2017, are entitled to notice of and to vote at the Meeting.

The Board of Trustees recommends that shareholders vote FOR each proposal above.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the number found on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, please go to the website found on your proxy card and follow the instructions, using your proxy card as a guide.

By Order of the Board of Trustees,

/s/ Nicholas Dalmaso

Nicholas Dalmaso

Chairman of the Board of Trustees

Destra Investment Trust

One North Wacker, 48th Floor

Chicago, Illinois 60606

Joint Proxy Statement

[August __, 2017]

This Joint Proxy Statement is first being mailed to shareholders on or about [September 5, 2017.]

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Focused Equity Fund

Destra Wolverine Alternative Opportunities Fund

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee, a “Trustee” and collectively, the “Trustees”) of Destra Investment Trust (the “Trust”), on behalf of each series of the Trust (as identified above and on Appendix A, each a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held in the offices of Destra Capital Advisors LLC, One North Wacker Drive, 48th Floor, Chicago, Illinois 60606, on [Thursday, October 19, 2017, at 10 a.m., Central time] (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments, postponements or delays thereof.

Proposals

1.	To approve a new investment management agreement between the Trust and Destra Capital Advisors LLC (“Destra” or the “Adviser”), each Fund’s investment adviser, applicable to each series of the Trust.

2.	To approve a new investment sub-advisory agreement as follows:

a.	To approve a new investment sub-advisory agreement among Destra, Flaherty & Crumrine Incorporated and the Trust, on behalf of the Destra Flaherty & Crumrine Preferred and Income Fund;

b.	To approve a new investment sub-advisory agreement among Destra, WestEnd Advisors, LLC and the Trust, on behalf of the Destra Focused Equity Fund; and

c.	To approve a new investment sub-advisory agreement among Destra, Wolverine Asset Management, LLC and the Trust, on behalf of the Destra Wolverine Alternative Opportunities Fund.

3.	To approve the following agreements on behalf of the Destra Wolverine Alternative Opportunities Fund:

a.	To approve a new investment management agreement between the Destra Wolverine Asset Subsidiary (the “Subsidiary”) and Destra; and

b.	To approve a new investment sub-advisory agreement among the Subsidiary, Destra and Wolverine Asset Management, LLC.

4.	To elect one (1) Trustee to the Board.

5.	To approve a “manager of managers” structure for Destra Focused Equity Fund.

The following table indicates which shareholders are solicited with respect to each Proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the Proposals on which you are being asked to vote.

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Proposal(*)
	1	2(a)	2(b)	2(c)	3(a)	3(b)	4	5

Destra Flaherty & Crumrine Preferred and Income Fund	X	X					X
Destra Focused Equity Fund	X		X				X	X
Destra Wolverine Alternative Opportunities Fund	X			X	X	X	X

(*)	Shareholders of all classes of each Fund or, in the case of the election of the Trustee, of the Trust, vote together on each Proposal. The classes of shares that each Fund has outstanding are identified on Appendix A.

Voting Information

On the Proposals coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the new investment management agreement,

•	FOR the approval of the applicable new investment sub-advisory agreement,

•	FOR the approval of the new investment management and sub-advisory agreements for the Subsidiary of the Destra Wolverine Alternative Opportunities Fund,

•	FOR the election of a new Trustee to the Board of Trustees as described in this Joint Proxy Statement, and

•	FOR the approval of the “manager of managers” structure for Destra Focused Equity Fund.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at each Meeting. Thirty percent of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients may request the instructions of such customers and clients on how to vote their shares before the Meeting. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the Proposals to be voted on by the shareholders of each Fund and the vote required for approval of the Proposals are set forth under the description of the Proposals below.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of the shareholders of each Fund in light of certain similar Proposals being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on Proposals 1 and 2 relating to their Fund. Only shareholders of the Destra Wolverine Alternative Opportunities Fund will vote on Proposal 3, and only shareholders of the Destra Focused Equity Fund will vote on Proposal 5. Shareholders of the Funds will vote together on Proposal 4.

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Shares Outstanding

Those persons who were shareholders of record at the close of business on [August 28, 2017] (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [October 19, 2017.] This Joint Proxy Statement is available on the Internet at www.okapivote.com/Destra. The Funds’ most recent annual and semiannual reports are also available on the Internet at http://destracapital.com/investors/literature. In addition, the Funds will furnish, without charge, copies of their most recent annual and semiannual reports to any shareholder upon request. To request a copy, please write to Destra Capital Advisors LLC, One North Wacker, 48th Floor, Chicago, Illinois 60606, or call (877) 855-3434.

You may call (855) 305-0857 for information on how to obtain directions to be able to attend the Meeting and vote in person.

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PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Background and Reason for Vote

Under the investment management agreement between Destra and the Trust (the “Original Investment Management Agreement”), Destra serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of the Trust’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B.

On July 21, 2017, Continuum Funds Holdings, LLC (“Continuum”) agreed to acquire approximately 79% of Destra Capital Management LLC (“Destra Capital”), the parent company of Destra (the “Transaction”). The closing of the Transaction (“Closing”) is subject to certain conditions including, among others, approval of the New Investment Management Agreement (as defined below) and the New Sub-Advisory Agreements (as defined below), by the Board and the shareholders of each Fund. Assuming satisfaction of all required closing conditions, the Closing is expected to occur on or about [October 19, 2017.]

The Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The Closing will result in a change in control of the Adviser and therefore cause the automatic termination of the Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Transaction, the Board met in person at a meeting on August 8, 2017, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Trust and Destra on behalf of each Fund in substantially the same form as the Original Investment Management Agreement to take effect upon the Closing (a “New Investment Management Agreement”). The form of the New Investment Management Agreement is attached hereto in Appendix L.

The 1940 Act requires that the New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the August 8, 2017 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 3), the Board, including the Trustees who are not parties to the Original Investment Management Agreement, New Investment Management Agreement or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), of the Fund or the Adviser, unanimously approved the New Investment Management Agreement on behalf of each Fund and unanimously recommended its approval by shareholders.

The Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies. In addition, as described below, there are no material differences between the Original Investment Management Agreement and the New Investment Management Agreement. In this regard, the Original Investment Management Agreement and the New Investment Management Agreement contain the same terms, conditions and fee rates, and provide for the same management services.

Information Concerning Continuum

Continuum is an affiliate of Continuum Capital Managers LLC (“Continuum Capital”), a multi-boutique asset manager that makes equity investments in investment advisers. Continuum Capital was founded in 2012 by Douglas Grip and Steve Vanourny and is located at 7 Beard Way, Wellesley, Massachusetts 02482. As of June 30, 2017, Continuum Capital had equity investments in two asset management firms which collectively manage over $7 billion in assets.

Information Concerning Destra

Destra, located at One North Wacker, 48th Floor, Chicago, Illinois 60606, is a Delaware limited liability company and is a wholly owned subsidiary of Destra Capital, a holding company. It is an affiliate of Destra Capital Investments LLC, the principal underwriter of each Fund’s shares. Destra Capital Investments LLC is also located at One North Wacker, 48th Floor, Chicago, Illinois 60606. Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

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Additional Information. Certain information regarding the principal executive officers, members and control persons of Destra after the Closing is set forth in Appendix G.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of the New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for such Fund will expire on or about [October 19, 2019,] unless continued. The New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement. For a more complete understanding of the New Investment Management Agreement, please refer to the form of the New Investment Management Agreement provided in Appendix L. The summary below is qualified in all respects by the terms and conditions of the form of New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreement will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreement. Both the Original Investment Management Agreement and New Investment Management Agreement provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations and administer the Fund’s affairs to the extent requested by, and subject to the supervision of, the Fund’s Board.

Sub-Advisers. Both the Original Investment Management Agreement and the New Investment Management Agreement authorize Destra to retain one or more sub-advisers at Destra’s own cost and expense for the purpose of providing investment management services to the Funds.

Brokerage. Both the Original Investment Management Agreement and New Investment Management Agreement with Destra authorize Destra to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Destra.

Fees. Under both the Original Investment Management Agreement and New Investment Management Agreement for each Fund pays Destra an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Appendix C. The investment management fee rate payable by each Fund to Destra will be the same under the Original Investment Management Agreement and New Investment Management Agreement.

Expense Agreements. In addition, under the terms of an expense reimbursement, fee waiver and recovery agreement between Destra and the Trust (the “Original Expense Agreement”), Destra previously agreed, in general terms, to waive fees and/or reimburse management fees and certain expenses for a specified term to the extent necessary to prevent a Fund’s annual investment management fees and expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding a specified annual percentage, also set forth in Appendix C, of a Fund’s average daily net assets (each, an “Annual Expense Cap”); however, expenses borne and fees waived by Destra were subject to recovery by Destra from a Fund as provided in the Original Expense Agreement. Upon termination of the Original Investment Management Agreement, the the Original Expense Agreement shall also terminate in accordance with its terms. Destra will enter into a new, substantially similar expense reimbursement, fee waiver and recovery agreement with the Trust (the “New Expense Agreement”), which include the same Annual Expense Caps for each Fund as those set forth in the Original Expense Agreement, and which will expire on or about [October 19, 2019.] In addition, under the New Expense Agreement, Destra has retained the ability to recover eligible amounts waived or reimbursed under the Original Expense Agreement.

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Limitation on Liability. The Original Investment Management Agreement and New Investment Management Agreement provide that Destra shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Destra in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties thereunder.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on or about [October 19, 2019], unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Section 15(f)

Destra and Continuum have represented that they have agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the Trustees must not be “interested persons” of Destra as defined in the 1940 Act. As of the date of this Joint Proxy Statement, 75% of the Board is comprised of Independent Trustees and, assuming approval by shareholders of Proposal 4, 75% of the Board will continue to be comprised of Independent Trustees. Accordingly, the Trust will initially meet the first condition for compliance with Section 15(f) discussed above. Second, an “unfair burden” must not be imposed on a Fund as a result of the closing of the Transaction or any express or implied terms, conditions or understandings applicable thereto or within a two-year period after the Closing. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the Closing whereby an investment adviser or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Board has been advised that Destra, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the Funds as a result of the change of control of Destra. Destra and Continuum have agreed not to impose an “unfair burden” on any Fund within the two-year period after the Closing. Continuum shall bear the expenses related to obtaining the approvals of the Funds related to the Closing, including proxy solicitation, printing, mailing, vote tabulation and other proxy-soliciting expenses, legal fees and out-of-pocket expenses.

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Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Investment Management Agreement was approved by the Board of each Fund after consideration of all factors that it determined to be relevant to its deliberations, including those discussed in “Board Considerations” after Proposal 3 below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Fund’s New Investment Management Agreement.

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PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS

Background and Reason for Vote

Destra and the Trust have entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Fund with the investment sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), as set forth below:

•	Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”): Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”)

•	WestEnd Advisors, LLC (“WestEnd”): Destra Focused Equity Fund (“Focused Equity Fund”)

•	Wolverine Asset Management, LLC (“Wolverine”): Destra Wolverine Alternative Opportunities Fund (“Alternative Opportunities Fund”)

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the applicable Board are provided in Appendix D.

As with the Original Investment Management Agreement, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result, the Closing will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the Transaction, the Board met in person at a meeting on August 8, 2017 for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement among the Trust, Destra and the respective Sub-Adviser in substantially the same form as the Original Sub-Advisory Agreement to take effect immediately after the Closing (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of each New Sub-Advisory Agreement is attached hereto in Appendix M.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. At the August 8, 2017 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 3), the Board, including a majority of the Independent Trustees, unanimously approved the applicable New Sub-Advisory Agreement on behalf of each Fund and unanimously recommended its approval by shareholders in order to assure continuity of investment sub-advisory services to the Fund after the Closing. As indicated above, the Closing will not occur unless shareholders of each Fund approve its New Sub-Advisory Agreement.

Comparison of Original Sub-Advisory Agreements and New Sub-Advisory Agreements

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Destra thereunder, are identical to those of the corresponding Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Destra to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on or about October 19, 2019, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the corresponding New Sub-Advisory Agreements. For a more complete understanding of the New Sub-Advisory Agreements, please refer to the form of the New Sub-Advisory Agreements provided in Appendix M. The summary below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreements.

Sub-Advisory Services. The sub-advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those sub-advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Moreover, the same personnel will continue to provide sub-advisory services to the Funds. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreement and the corresponding New Sub-Advisory Agreement, a Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-laws and the stated investment objectives, policies and restrictions of the Fund.

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Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds.

Fees. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix E to this Joint Proxy Statement.

Payment of Expenses. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all of its own operating expenses incurred by it in connection with providing sub-advisory services under the agreement, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any breach thereunder, and with respect to each Sub-Adviser, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on or about October 19, 2019, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by sixty (60) days’ written notice.

Information about Sub-Advisers

Flaherty & Crumrine. Flaherty & Crumrine, located at 301 East Colorado Blvd., Suite 720, Pasadena, California 91101, has specialized in the management of preferred securities portfolios since 1983 and has managed U.S.-registered closed-end funds since 1991. Flaherty & Crumrine had approximately $__ billion of assets under management as of June 30, 2017.

WestEnd. WestEnd, located at Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, is a boutique investment management firm. WestEnd had approximately $__ billion of assets under management as of June 30, 2017.

Wolverine. Wolverine, located at 175 West Jackson Blvd, Suite 340, Chicago, Illinois 60604, is an asset manager specializing in relative-value investing. Wolverine had approximately $__ billion of assets under management as of June 30, 2017.

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Additional Information. Included in Appendix F are the advisory fee rates and net assets of registered investment companies advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises. Certain information regarding the principal executive officers, directors and control persons of each Sub-Adviser is set forth in Appendix G.

Affiliated Brokerage and Other Fees

Neither the Preferred and Income Fund nor the Focused Equity Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

The Alternative Opportunities Fund paid brokerage commissions to Wolverine Execution Services, LLC, an affiliate of the Fund’s sub-adviser, Wolverine, during the fiscal period ended September 30, 2016. The following table sets forth information regarding brokerage commissions paid by the Fund to the affiliated broker.

Destra Wolverine Alternative Opportunities Fund
	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
For fiscal year ended September 30, 2016*	Wolverine Execution Services, LLC	$12,979	98.37%	96.37%

* The Fund’s inception date was October 7, 2015.

During each Fund’s last fiscal year, no Fund paid any amounts to the Adviser or Sub-Adviser to such Fund or any affiliated person of the Adviser or Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement or for brokerage commissions).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board of the respective Fund after consideration of all factors that it determined to be relevant to its deliberations, including those discussed below under “Board Considerations” immediately following Proposal 3. The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of such Fund.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

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PROPOSAL 3: APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY
AGREEMENTS FOR SUBSIDIARY OF
DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND

Background and Reason for Vote

Under the investment management agreement between Destra and the Subsidiary (the “Original Subsidiary Investment Management Agreement”), Destra serves as the Subsidiary’s investment adviser and is responsible for managing the Subsidiary’s investments consistent with the investment strategy of Destra Wolverine Alternative Opportunities Fund (“Alternative Opportunities Fund”). The date of the Original Subsidiary Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B.

Destra and the Subsidiary have entered into an investment sub-advisory agreement (the “Original Subsidiary Sub-Advisory Agreement” and together with the Original Subsidiary Investment Management Agreement, the “Original Subsidiary Agreements”) with respect to Alternative Opportunities Fund with Wolverine Asset Management, LLC (the “Subsidiary Sub-Adviser”).

The date of the Original Subsidiary Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix D.

As with the Original Investment Management Agreement and the Original Sub-Advisory Agreements, the Original Subsidiary Agreements, as required by Section 15 of the 1940 Act, each provides for its automatic termination in the event of its assignment. As a result, the Closing will result in the termination of the Original Subsidiary Agreements.

In anticipation of the Transaction, the Board met in person at a meeting on August 8, 2017 for purposes of, among other things, considering whether it would be in the best interests of Alternative Opportunities Fund to (i) approve a new investment management agreement between the Subsidiary and Destra on behalf of Alternative Opportunities Fund in substantially the same form as the Original Subsidiary Investment Management Agreement to take effect upon the Closing (a “New Subsidiary Investment Management Agreement”) and (ii) approve a new sub-advisory agreement among the Subsidiary, Destra and the Subsidiary Sub-Adviser in substantially the same form as the Original Subsidiary Sub-Advisory Agreement to take effect immediately after the Closing (the “New Subsidiary Sub-Advisory Agreement” and together with the New Subsidiary Investment Management Agreement, the “New Subsidiary Agreements”). The form of the New Subsidiary Investment Management Agreement is attached hereto in Appendix L, and the form of the New Subsidiary Sub-Advisory Agreement is attached hereto in Appendix M.

Each new Subsidiary Agreement must be approved by the shareholders of Alternative Opportunities Fund in order for it to become effective. At the August 8, 2017 Board meeting, and for the reasons discussed below (see “Board Considerations”), the Board, including a majority of the Independent Trustees, unanimously approved the New Subsidiary Agreements on behalf of Alternative Opportunities Fund and unanimously recommended their approval by shareholders in order to assure continuity of investment management and sub-advisory services to such Fund after the Closing. As indicated above, the Closing will not occur unless shareholders of Alternative Opportunities Fund approve the New Subsidiary Agreements.

Comparison of the Original Subsidiary Agreements and the New Subsidiary Agreements

The terms of New Subsidiary Agreements are identical to those of the corresponding Original Subsidiary Agreements, except for the date of effectiveness. In each case, no fees are paid by the Subsidiary to Destra or to the Subsidiary Sub-Adviser, as Destra is compensated in accordance with the New Investment Management Agreement, and the Subsidiary Sub-Adviser is compensated in accordance with applicable New Sub-Advisory Agreement, with respect to Alternative Opportunities Fund. If approved by shareholders of Alternative Opportunities Fund, the New Subsidiary Agreements will each expire on or about [October 19, 2019], unless continued. The New Subsidiary Agreements will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Subsidiary Agreements to the terms of the corresponding New Subsidiary Agreements. For a more complete understanding of the New Subsidiary Investment Management Agreement and the New Subsidiary Sub-Advisory Agreement, please refer to the forms of provided in Appendix L and Appendix M, respectively. The summary below is qualified in all respects by the terms and conditions of the form of New Subsidiary Agreements.

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Investment Management Services for the New Subsidiary Investment Management Agreement. The investment management services to be provided by the Adviser to the Subsidiary under the New Subsidiary Investment Management Agreement will be identical to those services currently provided by the Adviser to the Subsidiary under the Original Subsidiary Investment Management Agreement. Both the Original Subsidiary Investment Management Agreement and New Subsidiary Investment Management Agreement provide that the Adviser shall manage the investment and reinvestment of the Subsidiary’s assets in accordance with the Alternative Opportunities Fund’s investment objectives and policies and limitations and administer the Subsidiary’s affairs to the extent requested by, and subject to the supervision of, the Subsidiary’s Board of Directors.

Sub-Advisory Services for the New Subsidiary Sub-Advisory Agreement. The sub-advisory services to be provided by the Subsidiary Sub-Adviser to the Subsidiary under the New Subsidiary Sub-Advisory Agreement will be identical to those sub-advisory services currently provided by the Subsidiary Sub-Adviser to the Subsidiary under the Original Subsidiary Sub-Advisory Agreement. Moreover, the same personnel will continue to provide sub-advisory services to the Subsidiary. Both the Original Subsidiary Sub-Advisory Agreement and New Subsidiary Sub-Advisory Agreement provide that the Subsidiary Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Subsidiary’s investment portfolio, all on behalf of the Subsidiary and subject to the supervision of the Subsidiary’s Board of Directors and the Adviser. In performing its duties under both the Original Subsidiary Sub-Advisory Agreement and the New Subsidiary Sub-Advisory Agreement, the Subsidiary Sub-Adviser will monitor the Subsidiary’s investments and will comply with the provisions of the Subsidiary’s Memorandum of Association and Articles of Association and the stated investment objectives, policies and restrictions of the Subsidiary.

Sub-Advisers. The Original Subsidiary Agreements and the New Subsidiary Agreements authorize Destra or the Subsidiary Sub-Advisor, as applicable, to retain one or more sub-advisers at its own cost and expense for the purpose of providing investment management services to the Subsidiary.

Brokerage. The Original Subsidiary Agreements and the New Subsidiary Agreements authorize Destra or the Subsidiary Sub-Adviser, as applicable, to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund or the Subsidiary, as applicable.

Fees. Under the Original Subsidiary Agreements and the New Subsidiary Agreements, no fees are paid to Destra or the Subsidiary Sub-Advisor.

Payment of Expenses. Under the Original Subsidiary Agreements and the New Subsidiary Agreements, Destra or the Sub-Adviser, as applicable, agrees to pay all of its own operating expenses incurred by it in connection with providing services, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund or the Subsidiary, as applicable.

Limitation on Liability for the New Subsidiary Investment Management Agreement. The Original Subsidiary Investment Management Agreement and New Subsidiary Investment Management Agreement provide that Destra shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Destra in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties thereunder.

Limitation on Liability for the New Subsidiary Sub-Advisory Agreement. The Original Subsidiary Sub-Advisory Agreement and New Subsidiary Sub-Advisory Agreement provide that the Subsidiary Sub-Adviser will not be liable for, and the Adviser will not take any action against the Subsidiary Sub-Adviser to hold the Subsidiary Sub-Adviser liable for any breach thereunder, and with respect to the Subsidiary Sub-Adviser, any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Sub-Adviser’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Subsidiary Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

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Continuance. Each Original Subsidiary Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If approved by shareholders, each New Subsidiary Agreement will expire on [October 19, 2019], unless the respective agreement is continued. Thereafter, each New Subsidiary Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Each Original Subsidiary Agreement and each New Subsidiary Agreement provides that the agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice.

Shareholder Approval

To become effective with respect to the Alternative Opportunities Fund, the New Subsidiary Agreements must each be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of each New Subsidiary Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each of the New Subsidiary Agreements was approved by the Board after consideration of all factors that it determined to be relevant to its deliberations, including those discussed below under “Board Considerations.” The Board also determined to submit the New Subsidiary Agreements for consideration by the shareholders of Alternative Opportunities Fund.

The Board unanimously recommends that shareholders of Destra Alternative Opportunities
Fund vote FOR approval of the New Subsidiary Investment Management Agreement and the New
Subsidiary Sub-Advisory Agreement.

13

BOARD CONSIDERATIONS

The Board, including the Independent Trustees, is responsible for approving the New Investment Management Agreement with Destra, the New Subsidiary Investment Management Agreement with Destra, the New Investment Sub-Advisory Agreements with each Sub-Adviser and the New Subsidiary Sub-Advisory Agreement with the Subsidiary Sub-Adviser (collectively, the “Agreements”).

In anticipation of the Transaction, the Board met at a Regular Meeting on August 7, 2017 and Special Meetings on August 4, 2017 and August 8, 2017, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Management Agreement and the New Investment Sub-Advisory Agreements and, with respect to Alternative Opportunities Fund, the New Subsidiary Agreements. The Nominating and Governance Committee of the current Board also met on August 8, 2017.

In connection with the Board’s review of the Agreements, the Independent Trustees requested, and the Adviser and Continuum provided the Board with, information about a variety of matters. The Board considered, among other things, the following information:

•	the anticipated enhanced financial strength and resources of the Adviser and distributor following the Transaction and Continuum’s ability to provide revenue-generating opportunities in the future and other financial resources;

•	that the Adviser has no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds;

•	the potential for changes in the employees and staff of the Adviser following the Transaction;

•	that it is currently expected that the current key employees of the Adviser primarily responsible for portfolio management and compliance services for the Funds will remain employees of the Adviser and will continue to provide services to the Funds following the Transaction;

•	that sub-advisory services currently provided to the Funds will not be affected by the Transaction;

•	that the Adviser or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the Agreements and Continuum has agreed to pay all reasonable shareholder proxy expenses;

•	that Destra and Continuum have agreed to take certain actions to comply with the “safe harbor” contained in Section 15(f) of the 1940 Act;

•	Continuum’s statement to the Board that the manner in which the Funds’ assets are managed will not change as a result of the Transaction;

•	the assurance from the Adviser and Continuum that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds;

•	the Adviser’s current financial condition and anticipated positive impact of the Transaction;

•	the impact of the Transaction on the Adviser’s day-to-day operations; and

•	the long-term business goals of Continuum and the Adviser with regard to the business and operations of the Adviser.

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At the meeting held on August 8, 2017, the Board and the Independent Trustees, voting separately, determined that the Agreements for each Fund are in the best interests of that Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them for an initial two-year term.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received materials in advance of Board meetings from Destra, Continuum and the Sub-Advisers. The Independent Trustees also met with senior executives of Destra, Continuum and the Sub-Advisers. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra, Continuum and the Sub-Advisers. The Board applied its business judgment to determine whether the arrangements between the Trust, Destra and each Sub-Adviser are reasonable business arrangements from the Funds’ perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services Provided to the Funds.

In connection with the investment advisory services to be provided under the New Investment Management Agreement and the New Subsidiary Investment Management Agreement, the Board took into account detailed discussions with representatives of the Adviser and Continuum regarding the management of each Fund. The Board noted that key management personnel servicing the Funds are expected to remain with the Adviser following the Transaction and that the level and quality of the services to be provided to the Funds by the Adviser are not expected to change. The Board was made aware of contingency plans of the Adviser in the event key management personnel were to leave the firm prior to or following the Transaction, which could readily be implemented should the need arise. The Board also considered the Adviser’s and Continuum’s representations to the Board that Continuum intends for the Adviser to continue to operate following the Closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be positive. The Board discussed the Adviser’s anticipated financial condition following the completion of the Transaction and Continuum’s commitment to provide revenue-generating opportunities in the future for the Adviser and other financial resources. The Board also considered Destra’s statement that its compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change following the consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Funds were expected to continue under the New Investment Management Agreement at the same or improved levels. There was no expected impact on the services to be provided by the Sub-Advisers as a result of the Transaction.

Investment Performance of the Funds.

The Board considered the Adviser’s investment philosophy and experience and its history in managing the Funds and the Subsidiary. The Board also reviewed Fund performance information, which it reviewed at regular quarterly meetings and at the most recent annual contract review. The Board noted that the Adviser’s key personnel currently responsible for the portfolio management and oversight of the Funds were expected to continue to provide those services following the Closing of the Transaction. The Board also considered that the Adviser has delegated responsibility for the day-to-day management of the Funds and the Subsidiary to the Sub-Advisers, which would continue to manage the Funds and the Subsidiary in the same manner following the Closing of the Transaction.

Costs of Services Provided and Profits Realized by the Adviser.

In evaluating the costs of the services to be provided by the Adviser under the Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Investment Management Agreement is substantially identical to the current Agreement, including the fact that the fee rates under the agreements are identical and that representatives of the Adviser represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds. The Board noted that it was too early to predict how the Transaction may affect the Adviser’s future profitability from its relationship with the Funds. The Board also noted that each Sub-Adviser fee rate under the New Investment Sub-Advisory Agreement is the same as that assessed under the current Sub-Advisory Agreement.

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Economies of Scale and Fee Levels Reflecting Those Economies.

The Board considered any potential economies of scale that may result from the Transaction. The Board noted that any change in economies of scale resulting from the Transaction would be speculative at present.

Other Benefits to the Adviser.

The Board noted their prior determinations that the fees under the current Agreements were reasonable, taking into consideration other benefits to the Adviser. The Board also considered other benefits to the Adviser, Continuum and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Continuum as a result of the Transaction. The Board also noted that the Sub-Advisers would not be affected by the Transaction.

The Board considered that Destra had identified as a fallout benefit to Destra and Destra Capital Investments LLC the raising of their stature in the investment management industry and exposure to potential new business opportunities and arrangements. The Board also noted that Destra, WestEnd and Flaherty & Crumrine have not utilized soft dollars in connection with their management of the Funds’ portfolios. Based on their review, the Independent Trustees concluded that any indirect benefits received by Destra or a Sub-Adviser as a result of its relationship with each Fund were reasonable and within acceptable parameters.

Board Determination. After discussion, the Board and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Funds to approve the Agreements for an initial two-year term. No single factor was identified as determinative in the Board’s analysis or any Independent Trustee’s analysis.

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PROPOSAL 4: TRUSTEE ELECTION

Background and Reason for Vote

The Board of Trustees oversees the management of the Funds, including general supervision of each Fund’s investment activities. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

Under this Proposal 4, Jeffrey S. Murphy (the “Nominee” or “Mr. Murphy”) is being proposed for election to the Board of Trustees to replace James Bernard Glavin, an Independent Trustee who is expected to resign effective upon the election of the Nominee.

Mr. Murphy is a former Senior Vice President of Affiliated Managers Group, Inc. (“AMG”), where he recently co-managed the Affiliate Development area and the U.S. retail distribution group. Mr. Murphy’s tenure at AMG spanned 20 years where he held numerous positions since its inception including in operations, finance and capital development areas. His responsibilities spanned numerous merger and acquisition activities and the initial public offering of the company. Mr. Murphy had direct oversight and held positions on the executive board and mutual fund board of trustees for several AMG affiliates. In this role, he was the principal point on contact for all matters related to the affiliate business including succession planning, equity incentives, growth initiatives and budget and capital planning.

Prior to joining AMG in 1995, Mr. Murphy was Vice President in the affiliate operations area for United Asset Management Corporation (now Old Mutual Asset Management). He began his career with the private equity firm TA Associates Inc.

The Nominee met with the Trust’s Nominating and Governance Committee by telephone conference call. The Nominee was nominated by the Nominating and Governance Committee on August 8, 2017. If elected, the Nominee will serve as a trustee for the Trust and Mr. Glavin will resign from his position on the Board.

The 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. For example, in general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

It is intended that the enclosed proxy will be voted FOR the election of the Nominee, unless such authority has been withheld in the proxy.

The Nominee will be elected for an indefinite term. The Nominee has indicated a willingness to serve as a member of the Board if elected. If the Nominee should not be available for election, the persons named as proxies may vote for other persons in their discretion. However, there is no reason to believe that the Nominee will be unavailable for election.

The following table includes certain important information regarding the Nominee, the other Trustees, as well as the officers of the Trust:

Name, Business Address and Birth Year	Position(s) to Be Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to Be Overseen by Trustee	Other Directorships Held by Trustee During Last Five Years

Independent Trustee Nominee
Jeffrey S. Murphy One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1966	Trustee	Term—Indefinite Length of Service—N/A	Retired (2014-present); Executive Manager, Affiliated Managers Group, Inc. (1995-2014)	3	Aston Funds (2010-2014)

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Name, Business Address and Birth Year	Position(s) to Be Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to Be Overseen by Trustee	Other Directorships Held by Trustee During Last Five Years

Independent Trustee

Michael S. Erickson One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term—Indefinite Length of Service—N/A	Private Investor, August 2007 to present; Trustee and Treasurer, The Marin School, September 2005 to June 2008	3	Meridian Fund, Inc. (four portfolios)

Independent Trustee*

James Bernard Glavin One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term—Indefinite Length of Service—N/A	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	3	Meridian Fund, Inc. (four portfolios)

Interested Trustee

Nicholas Dalmaso One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1965	Trustee	Term—Indefinite Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II (2010 to present); General Counsel and Chief Administrative Officer, Claymore Securities, Inc. (2001-2008)	3	None

(*)	James Bernard Glavin, an Independent Trustee, is expected to resign effective upon the election of the Nominee.

Name, Business Address and Birth Year	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers:

Robert Watson One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1965	President and Chief Executive Officer	Term—Indefinite Length of Service—Since 2016	Investment Product Strategist, Destra Capital Investments LLC; Global Product & Strategic Relationship Director, Aviva Investors

Derek Mullins One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2016	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.

Jane Hong Shissler One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Term—Indefinite Length of Service—Since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP

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Share Ownership

As of the Record Date, neither the Nominee nor his immediate family members owned beneficially or of record any securities of Destra or its affiliates. [As of the Record Date, the Trustees, Nominee and officers of the Funds as a group owned an aggregate of less than 1% of the outstanding shares of each of the Preferred and Income Fund, the Focused Equity Fund and the Alternative Opportunities Fund.]

Compensation

The Independent Trustees are each paid $4,500 as annual compensation for serving as an Independent Trustee of a Trust, $500 as annual compensation for serving on a committee of the Board and $1,000 for attendance at each special meeting of the Board. Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting. In addition, the Independent Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustee or any committees of the Board. The Trust does not have a retirement or pension plan.

Information relating to the amount of compensation paid by the Funds to the current Trustees is available in each Fund’s statement of additional information. The Nominee does not currently serve as a Trustee of the Trust and therefore the Nominee has not yet received any compensation from the Trust.

Board Leadership and Risk Oversight

The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by Destra. None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital, Destra Capital Investments LLC or their affiliates.

The Board oversees the services performed for the Funds under the Original Investment Management Agreement between the Trust, on behalf of each Fund, and the Adviser. The Trustees approve policies for the Funds, choose the Trust’s officers and hire the Funds’ investment advisers, sub-advisers and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The applicable provisions regarding the management of the Funds, as outlined above, in the New Investment Management Agreement are identical to those in the Original Investment Management Agreement.

The Board is currently comprised of three Independent Trustees, John S. Emrich, Michael S. Erickson and James Bernard Glavin, and one Interested Trustee, Mr. Dalmaso. Mr. Glavin will resign upon the election of the Nominee.

Annually, the Board will review its governance structure, the committee structures, their performance and functions and any processes that would enhance Board governance over the Funds’ business. The current Board has determined that its leadership structure is appropriate based on the characteristics of the Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and review any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.

The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.

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The two standing committees of the Destra Funds are the Nominating and Governance Committee and the Audit Committee. The Nominating and Governance Committee is responsible for appointing and nominating non interested persons to the Trust’s Board of Trustees. Messrs. Emrich, Erickson, Dalmaso and Glavin are the current members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board does not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund are instructed to mail such recommendation to Jane Hong Shissler, Secretary, at the Fund’s address, One North Wacker, 48th Floor, Chicago, Illinois 60606. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time are kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee met once.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Emrich, Erickson and Glavin currently serve on the Audit Committee. During the last fiscal year, the Audit Committee met three times.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of any sub advisers, is performed primarily at the Board level in conjunction with Destra’s Investment Committee and the Trust’s Chief Compliance Officer (“CCO”). Destra’s Investment Committee reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub advisers and their operations and processes. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Board is responsible for all pricing and valuation matters and delegates the day-to-day pricing and valuation obligations to Destra’s Investment Committee. The Board oversees the pricing agents and actions by Destra’s Investment Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

The composition of the Trust’s committees and overall governance structure of the Trust is determined by the Board.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

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For the Nominee, the description of experiences, qualifications and attributes described above has led to the conclusion, as of the date of this Joint Proxy Statement, that the Nominee is qualified to serve as a Trustee. References to the experiences, qualifications, attributes and skills of the Nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board, any Trustee or the Nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Attendance of Trustees at Annual Meetings

The Trust does not hold annual meetings and therefore does not have a policy with respect to the Trustees’ attendance at such meetings.

Independent Registered Public Accounting Firm

Grant Thornton LLP, 171 N. Clark St., Suite 200, Chicago, IL 60601, an independent registered public accounting firm (“Grant Thornton”), has been selected as auditors for the Trust. In addition to audit services, Grant Thornton may provide assistance on accounting and tax and related matters.

A representative of Grant Thornton will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Grant Thornton has informed each Fund that it has no direct or indirect material financial interest in the Funds or Destra.

Audit and Related Fees

The tables set forth in Appendix J provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Grant Thornton. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures.

Shareholder Approval

The affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Nominee. For purposes of determining the approval of the proposal to elect the Nominee, abstentions and broker non-votes will have no effect.

The Board unanimously recommends that shareholders vote FOR the election of the Nominee.

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PROPOSAL 5: APPROVAL A “MANAGER OF MANAGERS” STRUCTURE FOR
DESTRA FOCUSED EQUITY FUND

Background and Reason for Vote

Under normal circumstances, if an adviser to a fund delegates portfolio management duties to a sub-adviser with respect to such fund, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, a Fund currently must obtain approval from its shareholders to: hire a sub-adviser, replace an existing sub-adviser with a new sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement.

As a result, the Board is asking that shareholders of Destra Focused Equity Fund also approve this Proposal – to authorize a “manager of managers” arrangement – which, as described more fully below, would permit the Board to appoint sub-advisers for Destra Focused Equity Fund or amend sub-advisory agreements without having to incur the cost or delay associated with obtaining shareholder approval of those actions.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders from the SEC that exempt them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder. Subject to the conditions delineated in those orders, the orders permit mutual funds and their respective advisers to employ a manager of managers arrangement with respect to the funds, whereby the advisers may retain certain wholly owned and/or unaffiliated sub-advisers for the funds and change the terms of a sub-advisory agreement without obtaining shareholder approval. Additionally, the orders typically provide relief from certain disclosure requirements relating to fees paid to sub-advisers.

The SEC has already granted such an order to the Trust and the Adviser (the “Order”), which provides an exemption from, among other things, the requirements under Section 15(a) of the 1940 Act. However, the conditions of the Order state that it is not effective as to a fund until that fund’s shareholders approve the manager of managers arrangement granted by the Order. Therefore, the Board is asking shareholders of Destra Focused Equity Fund to approve the manager of managers arrangement. If shareholders of Destra Focused Equity Fund approve the manager of managers arrangement, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the Order, as applicable.

Application of the “Manager of Managers” Arrangement

The manager of managers arrangement would permit the Adviser, as the investment adviser of Destra Focused Equity Fund, to appoint and replace certain wholly owned or unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with such sub-advisers, on behalf of Destra Focused Equity Fund without shareholder approval. The manager of managers arrangement is intended to enable Destra Focused Equity Fund to operate with greater efficiency and help the Fund enhance its performance by allowing the Adviser to employ the sub-adviser(s) best suited to the needs of the Fund without incurring the expense and delay associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board believes that the manager of managers arrangement is in the interests of Destra Focused Equity Fund and its shareholders.

The process of seeking shareholder approval is administratively expensive and may cause delays in executing changes that the Board and the Adviser have determined are necessary or desirable. Those costs often are borne by a fund (and therefore indirectly by a fund’s shareholders). If shareholders of Destra Focused Equity Fund approve the manager of managers arrangement, the Board would be able to act more quickly and with less expense to the Fund to appoint or replace a wholly owned or unaffiliated sub-adviser, in instances in which the Board and the Adviser believe that the appointment or replacement would be in the interests of the Fund and its shareholders.

22

In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the manager of managers arrangement, the Board, including the Independent Trustees, would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever the Adviser would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would evaluate and approve all sub-advisory agreements, as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

Furthermore, operation of Destra Focused Equity Fund under the manager of managers arrangement would not permit, among other things, the aggregate advisory fee rate payable by the Fund to be increased, directly or indirectly, without shareholder approval.

Under the manager of managers arrangement, shareholders of Destra Focused Equity Fund would receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders would be entitled to receive substantially the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a manager of managers arrangement. In each case, shareholders will receive such notice and information within the timeframe required by the Order.

Board Approval of “Manager of Managers” Arrangement for Destra Focused Equity Fund

The Board of the Trust, including the Independent Trustees, has approved the use of the manager of managers arrangement and determined that it would be in the interests of Destra Focused Equity Fund and its shareholders. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.	A manager of managers arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-adviser(s) when the Board and the Adviser believe that such appointment would be in the best interests of the Fund and its shareholders;

2.	The Adviser would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objectives and investment strategies and for analyzing the performance of the sub-advisers; and

3.	No sub-adviser could be appointed, removed or replaced without approval by the Board, including a majority of the Independent Trustees.

Shareholder Approval

To become effective with respect to Destra Focused Equity Fund, the manager of managers arrangement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. [For purposes of determining the approval of the manager of managers arrangement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.]

Shareholders of Destra Focused Equity Fund will vote separately with respect to the Proposal. If the shareholders of Destra Focused Equity Fund do not approve the Proposal, the Adviser will be unable to enter into, or materially amend, a sub-advisory agreement with respect to the Fund without first obtaining shareholder approval.

The Board unanimously recommends that shareholders of Destra Focused Equity Fund vote FOR approval of the Manager of Managers Structure for the Fund.

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ADDITIONAL INFORMATION

Principal Shareholders

As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix K.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Fund should send their written proposal to such Fund at One North Wacker, 48th Floor, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Fund begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Trustee should write to the attention of the Secretary to the Trust. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Board of the Trust for further distribution as deemed appropriate by such person.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Continuum. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. The Adviser has engaged Okapi Partners to assist in the solicitation of proxies at an estimated cost of $[_____] per Fund plus reasonable expenses, which costs will be borne by Continuum.

Fiscal Year

The fiscal year-end of each Fund is September 30.

Service Providers

The Bank of New York Mellon (“BNYM”), located at 101 Barclay Street, 13E, New York, New York 10286, serves as the Funds’ administrator and provides administrative, valuation and computation services. The custodian of the Funds’ assets is BNYM, 2 Hanson Place, Brooklyn, New York 11217. The custodian performs custodial, fund accounting and portfolio accounting services. The Funds’ transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semiannual report as available upon request. Such written or oral requests should be directed to such Fund at Destra Capital Advisors LLC, One North Wacker, 48th Floor, Chicago, Illinois 60606, or by calling 877-855-3434. The Funds’ most recent annual and semiannual reports are also available on the Internet at http://destracapital.com/investors/literature.

Please note that only one annual report, semiannual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semiannual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

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General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, One North Wacker, 48th Floor, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Any Meeting may, by action of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such Meeting, if a quorum is not present with respect to such matter; any Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such Meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

PLEASE VOTE AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD.

Robert Watson

President

__________, 2017

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Appendix A

Shareholder Information

Number of Shares Outstanding as of ___________, 2017

Fund	Abbreviated Fund Name	Class A	Class C	Class I

Destra Flaherty & Crumrine Preferred and Income Fund	Preferred and Income Fund	________	________	________

Destra Focused Equity Fund	Focused Equity Fund	________	________	________

Destra Wolverine Alternative Opportunities Fund	Alternative Opportunities Fund	________	________	________

A-1

Appendix B

Dates Relating to Original Investment Management Agreements

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved for Continuance by Board

Preferred and Income Fund	November 6, 2014	November 6, 2014	August 8, 2017
Focused Equity Fund	November 6, 2014	November 6, 2014	August 8, 2017
Alternative Opportunities Fund	September 19, 2015	September 19, 2015	August 8, 2017
Alternative Opportunities Fund (Cayman Subsidiary)[1]	September 19, 2015	September 19, 2015	August 8, 2017

[1]	Pursuant to the principal investment strategy of the Alternative Opportunities Fund, the Adviser formed, and entered into an investment management agreement with, an exempted company in the Cayman Islands through which it invests in commodity futures contracts.

B-1

Appendix C

Investment Management Fee Information

Fund	Annual Fee (as a percentage of net assets)	Annual Expense Cap (as a percentage of net assets)	Approximate Net Assets as of ___________, 2017	Fees Paid to Adviser During Last Fiscal Year[1]

Preferred and Income Fund	0.75%	Class A: 1.50%	$___________	$1,093,966
		Class C: 2.25%
		Class I: 1.25%

Focused Equity Fund	0.85%	Class A: 1.60%	$___________	$461,654
		Class C: 2.35%
		Class I: 1.35%

Alternative Opportunities Fund	1.20%	Class A: 2.00%	$___________	$385,880
		Class C: 2.75%
		Class I: 1.75%

[1]	The fees paid to the Adviser during last fiscal year as set forth herein are less the expense waiver and reimbursements as negotiated between a Fund and the Adviser.

C-1

Appendix D

Dates Relating to Original Sub-Advisory Agreements

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Preferred and Income Fund	Flaherty & Crumrine	November 6, 2014	November 6, 2014	August 8, 2017
Focused Equity Fund	WestEnd	August 24, 2015	August 24, 2015	August 8, 2017
Alternative Opportunities Fund	Wolverine	September 19, 2015	September 19, 2015	August 8, 2017
Alternative Opportunities Fund (Cayman Subsidiary)[2]	Wolverine	September 19, 2015	September 19, 2015	August 8, 2017

[2]	Pursuant to the principal investment strategy of the Alternative Opportunities Fund, the Adviser formed, and Wolverine entered into, an investment sub-advisory agreement with, an exempted company in the Cayman Islands through which it invests in commodity futures contracts

D-1

Appendix E

Sub-Advisory Fee Rates and Aggregate Sub-Advisory Fees Paid

Fund	Fiscal Year End	Sub-Adviser	Percentage of Advisory Fee Paid to Sub-Adviser	Fees Paid to the Sub-Adviser During Last Fiscal Year

Preferred and Income Fund	Sept. 30, 2016	Flaherty & Crumrine	50%	$265,130
Focused Equity Fund	Sept. 30, 2016	WestEnd	50%	$174,765
Alternative Opportunities Fund	Sept. 30, 2016	Wolverine	100% for the first $50 million of Fund assets; 75% for $50 million -$150 million of Fund assets; 50% for Fund assets exceeding $150 million	$93,185

E-1

Appendix F

Fee Rates and Net Assets of Other Funds Advised or Sub-Advised by Sub-Advisers with
Similar Investment Objectives as the Funds

Fund	Sub-Adviser	Similar Fund	Fee Rate	Net Assets (______, 2017)

Preferred and Income Fund	Flaherty & Crumrine	Flaherty & Crumrine Dynamic Preferred and Income Fund	-0.575% on the first $200 million of the fund’s average daily managed assets -0.50% on the fund’s average daily managed assets above $200 million.	$_____________
Flaherty & Crumrine Preferred Securities Income Fund

-0.525% on the first $200 million of the fund’s average weekly total assets

-0.45% on the next $300 million of the fund’s average weekly total managed assets

-0.40% on the fund’s average weekly total managed assets above $500 million.

$____________
Flaherty & Crumrine Total Return Fund

-0.575% on the first $200 million of the fund’s average weekly total assets

-0.50% on the next $300 million of the fund’s average weekly total managed assets

-0.45% on the fund’s average weekly total managed assets above $500 million.

$____________
		Flaherty & Crumrine Preferred Income Fund	-0.625% of the fund’s average monthly net assets up to $100 million -0.50% of the fund’s average monthly net assets of $100 million or more	$____________
		Flaherty & Crumrine Preferred Income Opportunity Fund	-0.625% of the fund’s average monthly net assets up to $100 million -0.50% of the fund’s average monthly net assets of $100 million or more	$____________
Focused Equity Fund	WestEnd	N/A	N/A	N/A
Alternative Opportunities Fund	Wolverine	N/A	N/A	N/A

F-1

Appendix G

Information Regarding Executive Officers and Members of Adviser and Sub-Advisers

Destra Capital Advisors LLC
Destra is the investment adviser to the Preferred and Income Fund, Focused Equity Fund and Alternative Opportunities Fund.
Destra is a wholly-owned subsidiary of Destra Capital Management LLC. Continuum Funds Holdings, LLC and Dominic Martellaro may be deemed to control Destra due to their ownership interests and/or positions in Destra Capital Management LLC. Robert Watson serves as President and Chief Executive Officer of Destra Investment Trust.
Principal Executive Officer and Members
Name	Address	Principal Occupation
Dominic Carl Martellaro	One North Wacker, 48th Floor Chicago, IL 60606	Chief Executive Officer

Robert Watson	One North Wacker, 48th Floor Chicago, IL 60606	President

Destra Capital Management LLC	One North Wacker, 48th Floor Chicago, IL 60606	Member

Flaherty & Crumrine Incorporated
Flaherty & Crumrine is the investment sub-adviser to the Preferred and Income Fund.
Robert Eric Chadwick, Bradford Sydenham Stone, Chad Christopher Conwell, Robert Thomas Flaherty, Robert Michael Ettinger and Donald Frasier Crumrine may be deemed to control Flaherty & Crumrine due to their ownership interests and/or positions in Flaherty & Crumrine.
Principal Executive Officer and Directors
Name	Address	Principal Occupation
Robert Eric Chadwick	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	President & Director and Shareholder

Bradford Sydenham Stone	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	Executive Vice President, Chief Financial Officer & Director and Shareholder

Chad Christopher Conwell	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	Executive Vice President, Chief Legal Officer, Chief Compliance Officer & Director and Shareholder

WestEnd Advisors, LLC
WestEnd is the investment sub-adviser to the Focused Equity Fund.
Edmund N. Durden, Michael W. Goldman, F. Staunton Harkins and Frederick O. Porter may be deemed to control WestEnd due to their ownership interests and/or positions in WestEnd.
Principal Executive Officer and Members
Name	Address	Principal Occupation
Robert Lansing Pharr	4064 Colony Road, Suite 130, Charlotte, NC 28211	Chief Investment Officer

Michael William Goldman	4064 Colony Road, Suite 130, Charlotte, NC 28211	Managing Member

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Edmund Nelson Durden	4064 Colony Road, Suite 130, Charlotte, NC 28211	Managing Member

Frederick O. Porter	4064 Colony Road, Suite 130, Charlotte, NC 28211	Managing Member

Wolverine Asset Management, LLC
Wolverine is the investment sub-adviser to the Alternative Opportunities Fund.
Wolverine is a wholly-owned subsidiary of Wolverine Holdings, L.P. Robert Ross Bellick, Christopher Lazarus Gust, Eric Jonathan Henschel and Wolverine Trading Partners, Inc. may be deemed to control Wolverine due to their ownership interests and/or positions in Wolverine Holdings, L.P.
Principal Executive Officer and Members
Name	Address	Principal Occupation
Christopher Lazarus Gust	175 W. Jackson Blvd., Suite 340, Chicago, IL 60604	Chief Executive Officer & Chief Investment Officer

Wolverine Holdings, L.P.	175 W. Jackson Blvd., Suite 340, Chicago, IL 60604	Managing Member

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Appendix H

Share Ownership

I.	Dollar Range of Equity Securities of the Funds

The following table lists the dollar range of equity securities beneficially owned by each Trustee/Nominee in each Fund and in all Destra funds as of ______________, 2017. The information as to beneficial ownership is based on statements furnished by each Trustee/Nominee.

	Independent Trustees/Nominee	Interested Trustee
Fund
Preferred and Income Fund	None	N. Dalmaso	over $100,000
Focused Equity Fund	None	N. Dalmaso	over $100,000
Alternative Opportunities Fund	None		None
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies	None	N. Dalmaso	over $100,000

II.	Share Ownership of Investment Adviser, Investment Sub-Advisers or Principal Underwriter

None of the Trustees nor the Nominee own beneficially or of record any securities in the investment adviser, investment sub-advisers or principal underwriter to the Funds.

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Appendix I

Trustee Compensation
Fiscal Year Ended September 30, 2016

	Independent Trustees/Nominee			Interested Trustee	Aggregate Compensation Paid by the
Fund	John S. Emerich	Michael S. Erickson	Jeffrey S. Murphy[3]	Nicholas Dalmaso	Fund
Preferred and Income Fund	$6,598	$7,035	$0	$10,100	$23,733
Focused Equity Fund	$6,507	$6,725	$0	$9,803	$23,035
Alternative Opportunities Fund	$6,363	$6,514	$0	$9,518	$22,395
Aggregate Trustee Compensation	$19,468	$20,274	$0	$29,421	$69,163

[3]	Mr. Murphy is a Nominee and did not serve the Trust as a Trustee during the fiscal period ended September 30, 2016.

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Appendix J

Auditor Information

The Trust has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit fees” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$_________	$_________
Audit Related Fees	$_________	$_________
Tax Fees	$_________	$_________
All Other Fees	$_________	$_________

The percentage of “audit-related services”, “tax services” and “all other services” that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit Related Fees	_______%	_______%
Tax Fees	_______%	_______%
All Other Fees	_______%	_______%

All of the principal accountant’s hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Destra Investment Trust	$_________	$_________
Destra Capital Advisors LLC	$_________	$_________

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Appendix K

Principal Holders Information

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of ____________, 2017:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Preferred and Income Fund
Class A

Class C

Class I
Focused Equity Fund
Class A

Class C

Class I
Alternative Opportunities Fund
Class A

Class C

Class I

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Appendix L

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

Investment Management Agreement made this ___ day of ___________, 2017, by and between Destra Investment Trust, a Massachusetts business trust (the “Trust”), and Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in multiple series, as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

Whereas, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

Witnesseth:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.             The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

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The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2.             The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3.             For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4.             The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

5.             For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

6.             The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

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In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

L-3

The Adviser further agrees that it:

(a)             will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)             will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)             will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust;

(d)             will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

(e)             will provide for the compensation for the chief compliance officer of the Trust.

7.             Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

8.             The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

L-4

9.            Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.          The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11.          This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

12.          This Agreement may be amended or modified only by a written instrument executed by both parties.

L-5

13.           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14.          Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15.          All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16.           This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

L-6

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

Destra Investment Trust

By:
Name:
Title:

Attest:
Name:
Title:

Destra Capital Advisors LLC

By:
Name:
Title:

Attest:
Name:
Title:

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Schedule A
(Effective as of _________, 2017)

Funds

Name of Fund	Annual Rate of Average Daily Net Assets	Effective Date
Destra Flaherty & Crumrine Preferred and Income Fund	0.75%
Destra Focused Equity Fund	0.85%
Destra Wolverine Alternative Opportunities Fund	1.20%

L-8

Investment Management Agreement

Investment Management Agreement made this __th day of _______, 2017, by and between Destra Wolverine Asset Subsidiary, a Cayman Islands exempted company (the “Company”), and Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”).

Whereas, the Company is a wholly-owned subsidiary of the Destra Wolverine Alternative Opportunities Fund (the “Fund”), a series of Destra Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the purpose of the Company is to facilitate the implementation of the Fund’s investment strategies, particularly, with respect to commodity-related derivative instruments and commodity futures; and

Whereas, the Company desires to retain the Adviser as investment adviser, to furnish certain investment advisory, portfolio management and administrative services to the Company, and the Adviser is willing to furnish such services.

Witnesseth:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.          The Company hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the portfolio assets of the Company and to administer the Company’s affairs to the extent requested by and subject to the supervision of the Board of Directors of the Company for the period and upon the terms herein set forth. The investment and reinvestment of the Company’s assets shall be subject to (i) the policies, restrictions and limitations as set forth in the Fund’s then current registration statement under the l940 Act, as such may be amended from time to time (the “Registration Statement”), (ii) the Company’s Memorandum of Association and Articles of Association, as such may be amended from time to time (the “Charter Document”), (iii) directions from the Company’s Board of Directors and (iv) all applicable laws and the regulations, including the applicable provisions of the laws of the Cayman Islands and the United States, including the Investment Advisers Act of 1940, as amended, and to the extent required, the 1940 Act, the Commodity Exchange Act, as amended, and the Internal Revenue Code of 1986, as amended.

L-9

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment (if the Company maintains an office) and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Company’s transfer agent, administrator or other service providers) for the Company, to permit any of its officers or employees to serve without compensation as directors or officers of the Company if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel and office space and facilities (if any) required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of the Company not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to the Company under any separate agreement or arrangement between the parties.

2.          Except as otherwise provided herein or authorized by the Board of Directors of the Company from time to time, the Adviser shall for all purposes herein provided be deemed to be an independent contractor and shall neither have the authority to act for nor represent the Company in any way, nor otherwise be deemed an agent of the Company.

3.          For the services and facilities described in Section 1, the Company shall not pay compensation to the Adviser; rather, the Adviser will be compensated by the Fund in accordance with the fee schedule set forth in Schedule A to that certain Investment Management Agreement between the Adviser and the Trust on behalf of the Fund dated __________, 2017 (the “Fund Management Agreement”). The services of the Adviser to the Company under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4. During the term of this Agreement, the Adviser shall pay all of the expenses of the Company (including the cost of the transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

5.          The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Company, as directors, officers or agents of the Company, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

6.          For purposes of this Agreement, brokerage and other commissions paid by the Company upon the purchase or sale of securities or other assets for the Company shall be considered a cost of securities of the Company and shall be paid by the Company.

7.          Notwithstanding anything to the contrary in this Agreement, and subject to the Company’s Charter Document, and unless otherwise specified by notice from the Company to the Adviser, the Adviser may, in the name of the Company, place orders for execution of transactions hereunder with or through any broker, dealer, futures commission merchant, bank or any other agent or counterparty that the Adviser may select in its own discretion. Adviser shall negotiate and may execute all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes and other contracts and agreements related to derivatives transactions and holdings of the Company. The Company shall cooperate with the Adviser in setting up and maintaining brokerage accounts, futures accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities and other instruments pursuant to this Agreement.

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8.          In selecting the persons, brokers, dealers or futures commission merchants to execute the portfolio transactions on behalf of the Company, the Adviser is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Company’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Company’s Board of Directors and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company, or be in breach of any obligation owing to the Company under this Agreement, or otherwise, solely by reason of its having caused the Company to pay a member of a securities exchange, a broker or a dealer a commission for effecting a portfolio transaction for the Company in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Company, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Company, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Company occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Company and other accounts in an equitable manner. Nevertheless, the Company acknowledges that under some circumstances, such allocation may adversely affect the Company with respect to the price or size of the portfolio investments obtainable or salable. Whenever the Company and one or more other clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of portfolio investments between the Company and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the policies and procedures of the Fund and Company, (b) the Adviser determines the purchase or sale is in the best interests of the Company, and (c) the Company’s Board of Directors has approved these types of transactions.

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To the extent the Company seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Company’s portfolio transactions, the Company agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and directors of the Company and/or the Fund such information relating to transactions for the Company as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Company or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a)          will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)          will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission (including to the extent required, the 1940 Act) and Commodity Futures Trading Commission (the “CFTC”), applicable provisions of Cayman Islands law and will comply in all material respects with all policies and procedures adopted by the Board of Directors for the Company and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)          will report regularly to the Board of Directors of the Company and the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Directors of the Company and Board of Trustees of the Trust on a regular basis at reasonable times the management of the Company, including, without limitation, review of the general investment strategies of the Company, the performance of the Company’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Directors of the Company or Board of Trustees of the Trust; and

(d)          will prepare and maintain such books and records with respect to the Company’s portfolio investments and other transactions as required under applicable law (including the 1940 Act and rules thereunder as if the Company were required to be registered under the 1940 Act) and will prepare and furnish the Company’s Board of Directors and the Trust’s Board of Trustees such periodic and special reports as the Board of Directors or Board of Trustees, respectively, may reasonably request. The Adviser further agrees that all records which it maintains for the Company are the property of the Company, and the Adviser will surrender promptly to the Company any such records upon the request of the Company (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Company) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

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9.          Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Company are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Company otherwise than as trustees, officers or agents.

10.         The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, future contract or other commodity instrument whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

11.         Subject to approval by the Board of Trustees of the Trust, including by the vote of a majority of the Trustees of the Trust who are not parties to the Fund Management Agreement or “interested persons” of the Trust or Adviser (as such term is defined in the 1940 Act) (the “Disinterested Trustees”) cast in person at a meeting called for the purpose of voting on such approval, the Directors of the Company and any other approvals as required by applicable law (after taking into effect any exemptive order, no-action assurances or other relief upon which the Company may rely), the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Company. In addition, the Adviser may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Company that the sub-adviser shall manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement, subject to the approvals of the Board of Trustees of the Trust, including by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, the Directors of the Company, and any other approvals as required under applicable law (after taking into account any exemptive order, no-action assurances or other relief upon which the Company may rely). Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Company for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

12.         The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies or series of investment companies. In addition, the Company acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts and for managing its own accounts.

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13.         This Agreement shall be effective on the date set forth above, provided it has been approved by (i) the Board of Directors of the Company, (ii) the Board of Trustees of the Trust, including the vote of a majority of the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval and (iii) a vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved by (i) the Board of the Company, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund or the Board of Trustees of the Trust and (iii) the vote of a majority of the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without payment of any penalty by the Board of Trustees of the Trust, by the Company or by the Adviser upon sixty (60) days’ written notice to the other parties. The Company may effect termination by action of the Board of Directors or by vote of a majority of the outstanding voting securities of the Company, accompanied by appropriate notice. This Agreement shall also terminate automatically and immediately upon the termination of the Fund Management Agreement. The shareholders of the Fund may therefore terminate this Agreement by terminating the Fund Management Agreement. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Company, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Company, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Company, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” herein shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

14.         This Agreement may be amended or modified only by a written instrument executed by both parties, subject to consent by the Company’s Board of Directors, the Trust’s Board of Trustees (including by the vote of a majority of the Disinterested Trustees of the Trust) and if required by applicable law (including applicable Securities and Exchange Commission rules, regulations or orders), the vote of a majority of the outstanding voting securities of the Fund.

15.         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

16.         Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

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17.         This Agreement shall be construed in accordance with applicable federal law of the United States and the laws of the State of Illinois.

18.         The Adviser will commence managing the account of the Company as an exempt account under CFTC Rule 4.7 and provides the following advisory in connection therewith:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR THIS ACCOUNT DOCUMENT.

The Company consents to its account being an exempt account under CFTC Rule 4.7.

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In Witness Whereof, the Company and the Adviser have caused this Agreement to be executed on the day and year above written.

Destra Wolverine Asset Subsidiary

By:
Name:
Title:

Attest:
Name:
Title:

Destra Capital Advisors LLC

By:
Name:
Title:

Attest:
Name:
Title:

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Appendix M

FORM OF NEW SUB-ADVISORY AGREEMENTS

Investment Sub-Advisory Agreement

Agreement made as of this _____ day of _________, 2017 by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Flaherty & Crumrine Incorporated, a California corporation and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.          Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

M-1

2.          Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing. The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

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The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a)          will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

M-3

(b)          will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

(c)          will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

3.          Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof). The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4.          Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.          Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

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6.          Services to Others. The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.          Limitation of Liability. The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.          Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Trust and Adviser becomes effective (it being understood that the Adviser shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

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9.          Compliance Certification. From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10.         Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC One North Wacker, 48th Floor Chicago, Illinois 60606 If by Facsimile: (___) ___-____	__________________________ __________________________ __________________________ If by Facsimile: (___) ________

11.         Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

14.         Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

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15.         Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16.         Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17.         Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

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In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By
Title:

DESTRA INVESTMENT TRUST

on behalf of the Destra Flaherty & Crumrine Preferred and Income Fund

By
Title:

FLAHERTY & CRUMRINE INCORPORATED

By
Title:

M-8

Investment Sub-Advisory Agreement

Agreement made as of this ___ day of ________, 2017 by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Focused Equity Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and WestEnd Advisors LLC, a North Carolina limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.          Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2.          Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing. The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

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Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

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The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a)          will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b)          will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

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(c)          will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

3.          Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof). The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4.          Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.          Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

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6.          Services to Others. The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.          Limitation of Liability and Indemnification.

(a)          The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)          To the fullest extent permitted by applicable law, the Trust, Fund and Adviser shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

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(c)          Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d)          Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e)          The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

8.          Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Trust and Adviser becomes effective (it being understood that the Adviser shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

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Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9.          Compliance Certification. From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10.         Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC One North Wacker, 48th Floor Chicago, Illinois 60606 If by Facsimile: (___) ___-____	__________________________ __________________________ __________________________ If by Facsimile: (___) ________

11.         Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

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14.         Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15.         Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16.         Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17.         Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

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In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By
Title:

DESTRA INVESTMENT TRUST

on behalf of the Destra Focused Equity Fund

By
Title:

WESTEND ADVISORS LLC

By
Title:

M-17

Investment Sub-Advisory Agreement

This Agreement made as of this _____ day of ______, 2017 by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Wolverine Alternative Opportunities Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Wolverine Asset Management, LLC, an Illinois limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust, on behalf of the Fund, has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust, on behalf of the Fund, and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.          Appointment. The Trust, on behalf of the Fund, and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, including by the terms of this Agreement, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

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2.          Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) (the “Registration Statement”) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing at least 90 days in advance of such changes becoming effective, or as soon as practicable. The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

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The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing at least 90 days in advance of such changes becoming effective, or as soon as practicable.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a)          will conform in all material respects to all applicable rules and regulations of the SEC and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

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(b)          will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

(c)          will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund or promptly destroy any such records upon the reasonable request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, the Sub-Adviser’s internal recordkeeping policies and procedures, or other applicable law.

3.          Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding, without limitation, the expenses of the Fund (including the cost of securities and other assets purchased for the Fund and brokerage commissions, if any, incurred in the purchase or sale thereof as well as any consulting fees or legal expenses incurred by the Sub-Adviser in connection with its management of the Fund). The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4.          Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.          Seed Investment. The Sub-Adviser and/or its affiliate shall provide the seed capital for the Fund of no less than $50 million (the “Seed Investment”) on or about the date the Fund’s Registration Statement becomes effective with the SEC. The Seed Investment shall remain in the Fund for a period of no less than two (2) years from the date on which the Fund commences investment operations (“Seed Investment Period”), provided, that, (a) the Sub-Adviser and/or its affiliate may redeem any or all of the Seed Investment prior to the expiration of the Seed Investment Period upon a mutual written agreement of the parties, and (b) the Sub-Adviser and/or its affiliate may redeem any amount above and beyond the Seed Investment that results from an appreciation of the value of the Seed Investment.

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6.          Compensation. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to: (i) 100% of the advisory fee paid to the Adviser for its services to the Fund for the first $50 million of assets in the Fund; (ii) 75% of the advisory fee paid to the Adviser for its services to the Fund for assets in the Fund in excess of $50 million up to $150 million; and (iii) 50% of the advisory fee paid to the Adviser for its services to the Fund for assets in excess of $150 million. The Management Fee shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund.

(b) The Management Fee shall be payable quarterly in arrears on or about the 45th day after each quarter. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

7.          Services to Others. The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

8.          Limitation of Liability and Indemnification.

(a)          The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)          To the fullest extent permitted by applicable law, the Trust, Fund and Adviser, severally and jointly, shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

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(c)          Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d)          Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e)          The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

9.          Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the third business day after the date that the Adviser notifies the Sub-Adviser that the Management Agreement has become effective, or on such other date as the Adviser and the Sub-Adviser shall mutually agree, provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

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This Agreement shall automatically terminate in the event of its assignment and may be terminated by the Adviser or the Sub-Adviser at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon 60 days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon 60 days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

10.         Compliance Certification. From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

11.         Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC One North Wacker Drive, 48th Floor Chicago, Illinois 60606 If by facsimile: (312) ___-____	Wolverine Asset Management, LLC 175 W. Jackson Blvd., Suite 340 Chicago, Illinois 60604 Attn: Legal Department If by facsimile: (312) 884-4645

12.         Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

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13.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 12 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

15.         Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

16.         Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the SEC, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

17.         Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 6 are not severable.

18.         Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

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In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By
Title:

DESTRA INVESTMENT TRUST

on behalf of the Destra Wolverine Alternative Opportunities Fund

By
Title:

WOLVERINE ASSET MANAGEMENT, LLC

By
Title:

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Investment Sub-Advisory Agreement

This Agreement made as of this ___th day of _______, 2017 by and among Destra Wolverine Asset Subsidiary, a Cayman Islands exempted company (the “Company”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Wolverine Asset Management, LLC, an Illinois limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Company is a wholly-owned subsidiary of the Destra Wolverine Alternative Opportunities Fund (the “Fund”), a series of Destra Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Company has retained the Adviser to serve as the investment adviser for the Company pursuant to an Investment Management Agreement between the Adviser and the Company (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

Whereas, the purpose of the Company is to facilitate the implementation of the Fund’s investment strategies, particularly, with respect to commodity-related derivative instruments and commodity futures; and

Whereas, the Company and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Company’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. The Company and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Company for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, including by the terms of this Agreement, shall have no authority to act for nor represent the Company, Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Company, Trust, Fund or Adviser.

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2.          Services to Be Performed. Subject always to the supervision of the Board of Directors of the Company and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the portfolio investments of the Company furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of the Company’s portfolio investments, all on behalf of the Company and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) (the “Registration Statement”) as the same may thereafter be amended from time to time and communicated by the Company or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Company’s investments, and (b) comply with (i) the provisions of the Company’s Memorandum of Association and Articles of Association, as such may be amended from time to time (the “Charter Document”), as amended from time to time and communicated by the Company or the Adviser to the Sub-Adviser in writing, (ii) the stated investment objectives, policies and restrictions of the Company as such objectives, policies and restrictions may subsequently be changed by the Company’s Board of Directors and communicated by the Company or Adviser to the Sub-Adviser in writing at least 90 days in advance of such changes becoming effective, or as soon as practicable, and (iii) all applicable laws and the regulations, including the applicable provisions of the laws of the Cayman Islands and the United States, including the Investment Advisers Act of 1940, as amended, and to the extent required, the 1940 Act, the Commodity Exchange Act, as amended, and the Internal Revenue Code of 1986, as amended. The Company or Adviser has provided the Sub-Adviser with current copies of the Company’s Charter Document, the Fund’s prospectus and statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

The Sub-Adviser is authorized, in the name of the Company, to place orders for execution of transactions hereunder with or through any broker, dealer, futures commission merchant, bank or any other agent or counterparty that the Sub-Adviser may select, subject to the approval of the Adviser, which may not be unreasonably withheld. The Sub-Adviser shall negotiate and may execute all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes and other contracts and agreements related to derivatives transactions and holdings of the Company, subject to the approval of the Adviser, which may not be unreasonably withheld. The Company and the Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts, futures accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities and other instruments pursuant to this Agreement.

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Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Company and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Company’s Board of Directors and compliance with the policies and procedures adopted by the Board of Directors for the Company and to the extent permitted by and in conformance with applicable law, the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company, or be in breach of any obligation owing to the Company under this Agreement, or otherwise, solely by reason of its having caused the Company to pay a member of a securities exchange, a broker or a dealer a commission for effecting a portfolio transaction for the Company in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Company, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities or other assets placed with respect to the assets of the Company with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Company occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Company and other accounts in an equitable manner. Nevertheless, the Company, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Company with respect to the price or size of the assets and securities positions obtainable or salable. Whenever the Company and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase assets or securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of assets or securities for another client.

The Sub-Adviser will not arrange purchases or sales of portfolio investments between the Company and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law and the Company’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Company, and (c) the Company’s Board of Directors has approved these types of transactions.

The Company may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Company’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Company or the Adviser to the Sub-Adviser in writing at least 90 days in advance of such changes becoming effective, or as soon as practicable.

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The Sub-Adviser will communicate to the officers and directors of the Company such information relating to transactions for the Company as they may reasonably request. In no instance will portfolio investments be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Company, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder as if the Company were required to be registered under the 1940 Act.

The Sub-Adviser further agrees that it:

(a)          will conform in all material respects to all applicable rules and regulations of the SEC and comply in all material respects with all policies and procedures adopted by the Company’s Board of Directors and the Trust’s Board of Trustees, and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b)          will report to the Adviser, the Company’s Board of Directors and the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser, the Company’s Board of Directors and the Trust’s Board of Trustees on a regular basis at such times as the Adviser, the Company’s Board of Directors or the Trust’s Board of Trustees may reasonably request in writing regarding the management of the Company, including, without limitation, review of the general investment strategies of the Company, the performance of the Company’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser, the Company’s Board of Directors or the Trust’s Board of Trustees; and

(c)          will prepare and maintain such books and records with respect to the Company’s securities, assets and other transactions for the Company’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser, Company’s Board of Directors and Trust’s Board of Trustees such periodic and special reports as the Adviser, Company’s Board of Directors and Trust’s Board of Trustees may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Company are the property of the Company and the Sub-Adviser will surrender promptly to the Company or promptly destroy any such records upon the reasonable request of the Adviser or the Company (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Company) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, the Sub-Adviser’s internal recordkeeping policies and procedures, or other applicable law.

3.          Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding, without limitation, the expenses of the Company (including the cost of securities and other assets purchased for the Company and brokerage commissions, if any, incurred in the purchase or sale thereof as well as any consulting fees or legal expenses incurred by the Sub-Adviser in connection with its management of the Company). The Company will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

M-30

4.          Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals, which may be required under Section 15 of the 1940 Act, and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Company. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Company for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.          Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall not pay compensation to the Sub-Adviser; rather, the Sub-Adviser will be compensated by the Adviser in accordance with Section 6 of that certain Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser dated __________, 2017 (the “Sub-Advisory Agreement”).

6.          Services to Others. The Company, Trust and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Company, Trust and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.          Limitation of Liability and Indemnification.

(a)          The Sub-Adviser shall not be liable for, and the Company, Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Company, Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

M-31

(b)          To the fullest extent permitted by applicable law, the Company, Trust, Fund and Adviser, severally and jointly, shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Company, Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Company, Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Company, Fund or the Adviser will be asked to provide indemnification, except with the Company’s and the Adviser’s prior written consent. Any amounts payable by the Company under this section shall be satisfied only against the assets of the Company and not against the other assets in the Fund and the assets of any other investment series of the Trust.

(c)          Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Company. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d)          Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Company or the Fund (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e)          The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Company to purchase and maintain liability insurance on behalf of any indemnitee.

8.          Term; Termination; Amendment. This Agreement shall become effective with respect to the Company on the Sub-Advisory Agreement becomes effective, or on such other date as the Adviser and the Sub-Adviser shall mutually agree, provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Company least annually in the manner required by the 1940 Act and the rules and regulations thereunder as if the Company were required to be registered under the 1940 Act; provided, however, that if the continuation of this Agreement is not approved for the Company, the Sub-Adviser may continue to serve in such capacity for the Company in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder as if the Company were required to be registered under the 1940 Act.

M-32

This Agreement shall automatically terminate in the event of its assignment and may be terminated by the Adviser or the Sub-Adviser at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon 60 days’ written notice to the other parties. This Agreement may also be terminated by the Company by action of the Company’s Board of Directors or by a vote of a majority of the outstanding voting securities of the Company upon 60 days’ written notice to the Sub-Adviser by the Company without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Company, subject to applicable law.

9.          Compliance Certification. From time to time as requested by the Company, Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Company, Trust, Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund and Company to enable the Fund and/or Company to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10.         Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC One North Wacker Drive, 48th Floor Chicago, Illinois 60606 If by facsimile: (312) ___-____	Wolverine Asset Management, LLC 175 W. Jackson Blvd., Suite 340 Chicago, Illinois 60604 Attn: Legal Department If by facsimile: (312) 884-4645

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If to the Company
Destra Wolverine Asset Subsidiary c/o Destra Capital Advisors LLC One North Wacker Drive, 48th Floor Chicago, Illinois 60606 If by facsimile: (312) ___-____

11.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

13.         CFTC. The Sub-Adviser will commence managing the account of the Company as an exempt account under CFTC Rule 4.7 and provides the following advisory in connection therewith:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR THIS ACCOUNT DOCUMENT.

The Company consents to its account being an exempt account under CFTC Rule 4.7.

14.         Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15.         Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the SEC, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

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16.         Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provision governing compensation as described in Section 5 is not severable.

17.         Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

M-35

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By:
Title:

Destra Wolverine Asset Subsidiary

By:
Title:

WOLVERINE ASSET MANAGEMENT, LLC

By:
Title:

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PROXY CARD

THE DESTRA FUNDS
Destra Flaherty & Crumrine Preferred and Income Fund
Destra Focused Equity Fund
Destra Wolverine Alternative Opportunities Fund

«NAME» «ADDRESS» «CITY» «STATE» «ZIP»

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [October 19], 2017

This Proxy is being solicited on behalf of the Board of Trustees of
The Destra Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Destra Flaherty & Crumrine Preferred and Income Fund, Destra Focused Equity Fund and Destra Wolverine Alternative Opportunities Fund (each, a “Fund” and, collectively, the “Funds”), each a series of Destra Investment Trust (the “Trust”), revoking previous proxies, hereby appoints [Robert Watson and Jane Shissler], or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote as of ____________, 2017 (the “Record Date”), at the Joint Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held on [October 19], 2017 at the offices of Destra Capital Advisors LLC, One North Wacker Drive, 48th Floor, Chicago, Illinois 60606, at _____ a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment management agreement with Destra Capital Advisors LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

		☐	☐	☐

2.	To approve a new investment sub-advisory agreement as follows (you may only vote shares of the Fund you hold as of the Record Date):

a.	To approve a new investment sub-advisory agreement among Destra Capital Advisors LLC, Flaherty & Crumrine Incorporated and the Trust, on behalf of the Destra Flaherty & Crumrine Preferred and Income Fund;	For	Against	Abstain

		☐	☐	☐

b.	To approve a new investment sub-advisory agreement among Destra Capital Advisors LLC, WestEnd Advisors LLC and the Trust, on behalf of the Destra Focused Equity Fund; and	For	Against	Abstain

		☐	☐	☐

c.	To approve a new investment sub-advisory agreement among Destra Capital Advisors LLC, Wolverine Asset Management, LLC and the Trust, on behalf of the Destra Wolverine Alternative Opportunities Fund.	For	Against	Abstain

		☐	☐	☐

IMPORTANT: This proxy must be completed, signed and dated on the reverse side.

3.	To approve the following agreements on behalf of the Destra Wolverine Alternative Opportunities Fund (you may only vote shares you hold of the Destra Wolverine Alternative Opportunities Fund as of the Record Date):

a.	To approve a new investment agreement among Destra Capital Advisors LLC and Destra Wolverine Asset Subsidiary; and	For	Against	Abstain

		☐	☐	☐

b.	To approve a new investment sub-advisory agreement among Destra Capital Advisors LLC, Wolverine Asset Management, LLC and Destra Wolverine Asset Subsidiary	For	Against	Abstain

		☐	☐	☐

4.	To elect one Trustee to the Board of Trustees. (You may only vote shares of the Funds you hold as of the Record Date.)

	For	Withhold

Jeffrey S. Murphy	☐	☐

5.	To approve a “manager of managers” structure for Destra Focused Equity Fund. (You may only vote shares of the Destra Focused Equity Fund you hold as of the Record Date.)

For	Against	Abstain

☐	☐	☐

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Four simple methods to vote your proxy:

1.	Internet: Log on www.okapivote.com/Destra. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number: «ControlNum»

2.	Phone: Simply dial toll-free (855) 305-0857. Please have this proxy card available at the time of the call.

3.	Mail: Simply complete, sign and date this proxy card and return it in the postage paid envelope provided.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares
Signature and Title (if applicable)
«Account»	«ShareBalance»

Date
«NAME»
«ADDRESS»
«CITY» «STATE» «ZIP»		Signature, if held jointly

Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.